Exhibit 10.3(b)


           Schedule of Warrant (new financings after October 31, 2005) Issued by NCT Group, Inc. to Carole Salkind on December 7, 2005


                        Expiration                                      Shares
      Grant Date           Date            Exercise Price              Granted
      ----------           ----            --------------              -------
       12/07/05          12/07/10        Greater of: (i) $0.0045;     20,000,000
                                         or (ii) the par value of
                                         NCT Group, Inc.
                                         common stock on the
                                         date of exercise